Exhibit 99
Joint Filer Information

Name: Stonehill Institutional Partners, L.P.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill General Partner, LLC, its general partner

Name: Stonehill Offshore Partners Limited
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill Advisers LLC, its investment adviser

Name: Stonehill Advisers LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky, a Managing Member

Name: Stonehill General Partner, LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky, a Managing Member

Name: Stonehill Master Fund Ltd.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill Capital Management LLC, its investment adviser

Name: Stonehill Advisers Holdings LP
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky, a Managing Member of Stonehill Capital Management LLC, its general partner

Name: Stonehill Offshore Holdings LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky, a Managing Member

Name: John Motulsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ John Motulsky

Name: Wayne Teetsel
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ Wayne Teetsel

Name: Christopher Wilson
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ Christopher Wilson

Name: Thomas Varkey
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ Thomas Varkey

Name: Jonathan Sacks
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ Jonathan Sacks

Name: Peter Sisitsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Designated Filer: Stonehill Capital Management LLC
Issuer & Ticker Symbol: Neenah Enterprises, Inc. (NENA)
Date of Event Requiring Statement: January 22, 2009; January 23, 2009; January 26, 2009 and January 27, 2009

Signature: /s/ Peter Sisitsky